Exhibit 99.1

Contacts:	Investors
	Eric Elliott	Steven Guenthner
	Senior Vice President of Finance	President and Principal Financial Officer
	LHC Group	Almost Family
	(337) 233-1307	(502) 891-1000
	eric.elliott@lhcgroup.com	steveguenthner@almostfamily.com

Media
Schmidt Public Affairs
Rebecca Reid
(410) 212-3843
rreid@schmidtpa.com

LHC GROUP AND ALMOST FAMILY ANNOUNCE STOCKHOLDER APPROVAL AND CLOSING OF MERGER OF EQUALS TRANSACTION

LAFAYETTE, La. and LOUISVILLE, Ky. (March 29, 2018) – LHC Group, Inc. (“LHC Group”) (NASDAQ: LHCG) and Almost Family, Inc. (“Almost Family”) (NASDAQ: AFAM) announced today that, based on a preliminary count of the voting results, the stockholders of both LHC Group and Almost Family overwhelmingly approved the previously announced merger of equals between the two companies at their respective special meetings held earlier today. Following the special meetings, the two companies closed the merger, which will become effective on April 1, 2018. Consistent with previous announcements, LHC Group expects to update its 2018 guidance to include the operations of Almost Family for fiscal 2018 following the effectiveness of the merger.

The transaction creates the second largest in-home healthcare provider in the country with an expanded geographic service territory of 36 states covering over 60 percent of the U.S. population aged 65 and over, and more than 780 locations, including those related to 76 joint venture partnerships with health systems that consist of 336 hospitals.

Commenting on the announcement, Keith G. Myers, LHC Group’s chairman and CEO, said, “This is an exciting time for our employees, joint venture partners, and stockholders. For months, we have worked tirelessly to prepare for combining our two companies. Today’s vote and closing bring us closer to realizing our potential as leaders in the ongoing evolution of the in-home healthcare industry.”

Pursuant to the merger agreement between the two companies, each outstanding share of Almost Family common stock will be exchanged for 0.9150 of a LHC Group share at the effective time of the merger. The shares of Almost Family ceased trading at the close of the NASDAQ stock market on March 29, 2018. The combined company will operate under the LHC Group name, with common shares traded on the NASDAQ under ticker symbol “LHCG.”

About LHC Group, Inc.

LHC Group, Inc. is a national provider of non-acute healthcare services, providing quality, cost-effective healthcare to patients primarily within the comfort and privacy of their home or place of residence. LHC Group provides a comprehensive array of healthcare services through home health, hospice, community-based services agencies and facility-based services. LHC Group operates 320 home health services locations, 92 hospice locations, 12 community-based service locations and 15 long-term acute care hospitals (LTACHs).

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LHC Group and Almost Family Announce Stockholder Approval

    and Closing of Merger of Equals Transaction

March 29, 2018

About Almost Family, Inc.

Almost Family, Inc., founded in 1976, is a leading national provider of home healthcare services, with 332 branch locations in 26 states, including its joint venture with Community Health Systems, Inc. Almost Family, Inc. and its subsidiaries operate home health, other home-based services and healthcare innovations segments.

Forward-Looking Statements

Forward-looking statements relating to the transaction include, but are not limited to: statements about the benefits of the transaction, including anticipated earnings accretion, synergies and cost savings and future financial and operating results; LHC Group’s and Almost Family’s plans, objectives, expectations, projections and intentions; and other statements relating to the transaction that are not historical facts. Forward-looking statements are based on information currently available to LHC Group and Almost Family and involve estimates, expectations and projections. Investors are cautioned that all such forward-looking statements are subject to risks and uncertainties, and important factors could cause actual events or results to differ materially from those indicated by such forward-looking statements. With respect to the transaction, these risks, uncertainties and factors include, but are not limited to: the risk that the businesses will not be integrated successfully; the risk that the cost savings, synergies and growth from the transaction may not be fully realized or may take longer to realize than expected; the diversion of management time on integration-related issues; the risk that costs associated with the integration of the businesses are higher than anticipated; and litigation risks related to the transaction. With respect to the businesses of the combined company, these risks, uncertainties and factors include, but are not limited to: changes in, or failure to comply with, existing government regulations that impact the combined company’s businesses; legislative proposals for healthcare reform; the impact of changes in future interpretations of fraud, anti-kickback, or other laws; changes in Medicare and Medicaid reimbursement levels; changes in laws and regulations with respect to Accountable Care Organizations; changes in the marketplace and regulatory environment for Health Risk Assessments; decrease in demand for the combined company’s services; the potential impact of the transaction on relationships with customers, joint venture and other partners, competitors, management and other employees, including the loss of significant contracts or reduction in revenues associated with major payor sources; ability of customers to pay for services; risks related to any current or future litigation proceedings; potential audits and investigations by government and regulatory agencies, including the impact of any negative publicity or litigation; the ability to attract new customers and retain existing customers in the manner anticipated; the ability to hire and retain key personnel; increased competition from other entities offering similar services as offered by the combined company; reliance on and integration of information technology systems; ability to protect intellectual property rights; impact of security breaches, cyber-attacks or fraudulent activity on the combined company’s reputation; the risks associated with assumptions the parties make in connection with the parties’ critical accounting estimates and legal proceedings; the risks associated with the combined company’s expansion strategy, the successful integration of recent acquisitions, and if necessary, the ability to relocate or restructure current facilities; and the potential impact of an economic downturn or effects of tax assessments or tax positions taken, risks related to goodwill and other intangible asset impairment, tax adjustments, anticipated tax rates, benefit or retirement plan costs, or other regulatory compliance costs.

Additional information concerning these and other risk factors is also contained in LHC Group’s S-4 Registration Statement that has been filed with the Securities and Exchange Commission (“SEC”) and was declared effective by the SEC on February 12, 2018, which includes the joint proxy statement for LHC Group and Almost Family, as well as LHC Group’s and Almost Family’s most recently filed Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other SEC filings.

Many of these risks, uncertainties and assumptions are beyond LHC Group’s or Almost Family’s ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the information currently available to the parties on the date they are made, and neither LHC Group nor Almost Family undertakes any obligation to update publicly or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this press release. Neither LHC Group nor Almost Family gives any assurance (1) that either LHC Group or Almost Family will achieve its expectations, or (2) concerning any result or the timing thereof. All subsequent written and oral forward-looking statements concerning the transaction, the combined company or other matters and attributable to LHC Group or Almost Family or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

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